                                                                    EXHIBIT 99.3

                       LETTER OF TRANSMITTAL/CONSENT FORM

             to tender for exchange and give consents in respect of

                 [  % Senior Subordinated Notes due           ]

                                       of

                              PAGING NETWORK, INC.

                           Pursuant to the Prospectus
                             Dated           , 2000

            THE WITHDRAWAL DEADLINE FOR THE EXCHANGE OFFER IS 12:00
        MIDNIGHT, NEW YORK CITY TIME, ON           , 2000. THE EXCHANGE
            OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME
                     ON           , 2000, UNLESS EXTENDED.

                              THE EXCHANGE AGENT:

     Harris Trust Company of New York will act as exchange agent for the exchange offer. All correspondence in connection with the exchange offer and the letter of transmittal should be addressed to the exchange agent as follows:

            By Mail:                By Hand and Overnight Courier:
Harris Trust Company of New York   Harris Trust Company of New York
       Wall Street Station                  88 Pine Street
          P.O. Box 1023                       19th Floor
  New York, New York 10268-1023        New York, New York 10005

          By Facsimile Transmission: (212) 701-7636 or (212) 701-7637
                        (For Eligible Institutions Only)
                 Confirm Facsimile by Telephone: (212) 701-7624
                      For Information Call: (212) 701-7624

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This letter of transmittal is to be used (A) to tender [  % Senior
Subordinated Notes due           ] of Paging Network, Inc., a Delaware
corporation, which are enclosed herewith, or (B) to tender senior subordinated notes in accordance with the guaranteed delivery procedures set forth in the
prospectus dated             , 2000 under "Procedure for Tendering Senior
Subordinated Notes and Delivery of Consents -- Guaranteed Delivery Procedures." PLEASE NOTE THAT THE VALID TENDER OF YOUR SENIOR SUBORDINATED NOTES DOES NOT CONSTITUTE A VOTE TO ACCEPT THE PREPACKAGED BANKRUPTCY PLAN. PageNet urges noteholders to properly complete and deliver a ballot, or if applicable, a master ballot voting to accept or reject the prepackaged bankruptcy plan. For a description of the procedures for delivery by beneficial owners, nominees and securities clearing agencies of ballots and master ballots, see "The Prepackaged Bankruptcy Plan -- Voting Instructions and Procedures" in the prospectus.

     A VALID TENDER OF SENIOR SUBORDINATED NOTES WILL CONSTITUTE CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE, AS SUCH PROPOSED AMENDMENTS ARE DESCRIBED IN THE PROSPECTUS.

     The exchange offer is part of an overall transaction in which PageNet will merge into Arch Communications Group, Inc. A condition to the merger is the recapitalization of each of PageNet's three series of senior subordinated notes. PageNet is offering to exchange shares of PageNet common stock and shares of Class B common stock of Vast Solutions, Inc., a wholly owned subsidiary of PageNet, for all of PageNet's outstanding senior subordinated notes. The shares of PageNet common stock received by noteholders will immediately be converted into Arch common stock as a result of the merger, as more fully described in the prospectus accompanying this letter of transmittal.

     The undersigned acknowledges receipt of the prospectus and this letter of transmittal, which together constitute the offer by PageNet to exchange for each $1,000 principal amount of senior subordinated notes, together with accrued interest, a pro rata portion of 616,830,757 shares of PageNet common stock and a pro rata portion of 13,780,000 shares of Vast Class B common stock. The pro rata portion to be exchanged for senior subordinated notes is to be computed immediately prior to the time the merger occurs by dividing:

     - the principal amount, together with all accrued interest through the expiration date of the exchange offer, of each PageNet senior subordinated note validly tendered and not withdrawn in the exchange offer; by

     - the principal amount, together with all accrued interest through the expiration date of the exchange offer, of all outstanding PageNet senior subordinated notes.

     The exchange offer is not being made to, and tenders will not be accepted from or on behalf of, holders of senior subordinated notes in any jurisdiction in which the making or acceptance of the exchange offer would not be in compliance with the laws of such jurisdiction.

     The undersigned has completed, signed and delivered this letter of transmittal and checked the appropriate box(es) below to indicate the action the undersigned desires to take with respect to the exchange offer.

     Holders of senior subordinated notes who wish to tender their senior subordinated notes must, at a minimum, complete columns (1), (2) and (3) in the "Description of Senior Subordinated Notes" table and complete the "Holder Sign Here" box. If only those columns are completed, such holder will have tendered all senior subordinated notes listed in column (2). If the holder of senior subordinated notes wishes to tender less than all of such senior subordinated notes, column (4) must be completed in full. A partial tender of senior subordinated notes will constitute consent to the proposed amendments to the indenture to the extent of the principal amount of senior subordinated notes being tendered.

BOOK-ENTRY TRANSFER FACILITY

     The exchange agent will establish an account with respect to the senior subordinated notes at the book-entry transfer facility promptly after the date of the prospectus. A financial institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of senior subordinated notes by causing the book-entry transfer facility to transfer such senior subordinated notes into the exchange agent's account at the book-entry transfer facility in accordance with the book-entry transfer facility's procedures for such transfer. Although delivery of such senior subordinated notes may be effected through book-entry delivery at the book-entry transfer facility, in any case either (A) the letter of transmittal (or manually-signed facsimile thereof), with any required signature guarantees, or an agent's message, in the case of a book-entry transfer, and any other required documents, must be transmitted to and received by the exchange agent on or prior to the expiration date of the exchange offer or (B) the guaranteed delivery procedure set forth in the prospectus under "Procedure for Tendering Senior

Subordinated Notes and Delivery of Consents -- Guaranteed Delivery Procedures" must be followed. Delivery of documents to the book-entry transfer facility in accordance with the book-entry transfer facility's procedure does not constitute delivery to the exchange agent.

------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SENIOR SUBORDINATED NOTES
------------------------------------------------------------------------------------------------------------------------
                            (1)                                      (2)                 (3)                 (4)
                                                                CERTIFICATES
                                                                NUMBER(S) OF
                                                                   SENIOR
                                                                SUBORDINATED          AGGREGATE
                                                                  NOTES(A)            PRINCIPAL
                                                               (ATTACH SIGNED          AMOUNT             PRINCIPAL
                  NAME(S) AND ADDRESS(ES)                          LIST IF         REPRESENTED BY          AMOUNT
                  OF REGISTERED HOLDER(S)                        NECESSARY)        CERTIFICATE(S)        TENDERED(B)
------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 (a) Need not be completed by holders tendering by book-entry transfer.
 (b) Need not be completed by holders who wish to tender the principal amount of senior subordinated notes listed in column (3). Completion of column (4) will indicate that the holder wishes to tender only the principal amount of senior subordinated notes indicated in column (4). The valid tender of any of your senior subordinated notes will constitute a consent to the proposed amendments to the indenture to the extent of the principal amount of such senior subordinated notes validly tendered.
------------------------------------------------------------------------------------------------------------------------

     Holder of senior subordinated notes may elect to tender their senior subordinated notes in whole or in part. See Instruction 5. A holder of senior subordinated notes who tenders only a portion of such holder's senior subordinated notes will have consented to the proposed amendments to the indenture to the extent of the principal amount of senior subordinated notes being tendered.

     Holders of the senior subordinated notes who desire to tender their senior subordinated notes and who cannot deliver their senior subordinated notes and any other documents required hereby to the exchange agent prior to the expiration of the exchange offer, may tender their senior subordinated notes according to the guaranteed delivery procedures set forth in the prospectus under "Procedures for Tendering Senior Subordinated Notes and Delivery of Consents -- Guaranteed Delivery Procedures." See Instruction 2.

            (THE BOX BELOW IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF A GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):
 -------------------------------------------------------------------------------

Window Ticket Number (if any):
   -----------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                        --------------------------------------------------------

Name of Eligible Institution which Guaranteed Delivery:
                            ----------------------------------------------------

If Delivered by Book-Entry Transfer:

Account Number with DTC:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to PageNet the principal amount of senior subordinated notes indicated above, in accordance with and upon the terms and subject to the conditions set forth in the exchange offer. The proper execution and delivery of this letter of transmittal, together with the delivery of senior subordinated notes pursuant to the instructions set forth herein will constitute a valid tender of senior subordinated notes to PageNet of the principal amount of senior subordinated notes indicated above. A VALID TENDER OF SENIOR SUBORDINATED NOTES CONSTITUTES CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE TO THE EXTENT OF THE PRINCIPAL AMOUNT OF SENIOR SUBORDINATED NOTES TENDERED.

     The undersigned hereby consents to the proposed amendments to the indenture with respect to the senior subordinated notes tendered hereby and subject to, and effective upon, the acceptance for exchange and exchange of the senior subordinated notes tendered herewith in accordance with the terms of the exchange offer, the undersigned hereby sells, assigns and transfers to PageNet all right, title and interest in and to all such senior subordinated notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of PageNet), with respect to the senior subordinated notes tendered hereby and accepted for exchange pursuant to the exchange offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the senior subordinated notes tendered hereby to PageNet or cause ownership of such senior subordinated notes to be transferred to PageNet on PageNet's books and deliver all accompanying evidences of transfer and authenticity to or upon the order of PageNet upon receipt by the exchange agent, as the undersigned's agent, of common stock to which the undersigned is entitled upon the acceptance for exchange by PageNet of such senior subordinated notes pursuant to the exchange offer.

     The name and address of the holder(s) should be printed above under "Description of Senior Subordinated Notes" exactly as they appear on the senior subordinated notes tendered hereby. The certificate number(s) and the principal amount of senior subordinated notes to which this letter of transmittal relates, together with the principal amount of senior subordinated notes that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Description of Senior Subordinated Notes".

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any senior subordinated notes tendered hereby, that the undersigned has full power and authority to consent to the proposed amendments to the indenture and that when the senior subordinated notes are accepted for exchange by PageNet, that PageNet will acquire good, indefeasible and unencumbered title thereto, free and clear of all liens, restrictions, claims and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the exchange agent or PageNet to be necessary or desirable to complete the sale, assignment and transfer of the senior subordinated notes tendered hereby and the valid giving of consents to the proposed amendments with respect hereto.

     All authority conferred or agreed to be conferred in this letter of transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of senior subordinated notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this letter of transmittal. See Instruction 4.

     For the proposed amendments to the indenture to become effective with respect to the senior subordinated notes, PageNet must complete the exchange outside of bankruptcy. The proposed amendments would, among other things, eliminate substantially all restrictive covenants and events of default currently contained in the indenture. If the registered holders of not less than a majority in aggregate principal amount of the senior subordinated notes consent to the proposed amendments, PageNet will, together with the trustee, execute an amendment to the indenture, which will amend and restate the indenture in its entirety. The amendment to the indenture will be executed promptly after the expiration date. Following completion of the exchange offer, any non-tendering holders of senior subordinated notes will be bound by the amendments to the indenture regardless of whether they consent to the proposed amendments.

     Pursuant to the indenture, any registered holder of senior subordinated notes who has consented to the proposed amendments by validly tendering such holder's senior subordinated notes may effectively revoke such consent by filing written notice with the exchange agent as described in the prospectus under "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents
 -- Revocation of Consents" at any time prior to (but not after) the expiration date. THE VALID REVOCATION OF CONSENT TO THE PROPOSED AMENDMENTS WILL CONSTITUTE THE VALID WITHDRAWAL OF THE TENDER OF THE SENIOR SUBORDINATED NOTES.

     Prior to the execution of the amendment to the indenture, PageNet intends to consult with the exchange agent and the trustee to determine whether either the exchange agent or the trustee shall have received any revocations of consents to the proposed amendments previously obtained through a valid tender of senior subordinated notes, whether such revocations are valid and whether PageNet shall have received the requisite consents to effect the proposed amendments. PageNet reserves the right to contest the validity of any such revocations. A purported notice of revocation which is not received by the exchange agent or trustee in a timely fashion will not be effective to revoke a consent previously given.

     The undersigned understands that the tender of senior subordinated notes pursuant to one of the procedures described in the prospectus under "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents" and the instructions to this letter of transmittal will constitute the tendering holder's acceptance of the terms and the conditions of the exchange offer. The undersigned acknowledges that by tendering senior subordinated notes to PageNet the undersigned is releasing PageNet and certain other parties from certain claims and liabilities, as set forth in the prospectus under "The Exchange
Offer -- Release of Claims by Tendering Holders of Senior Subordinated Notes." PageNet's acceptance for exchange of senior subordinated notes tendered pursuant to the exchange offer will constitute a binding agreement between the tendering holder and PageNet upon the terms and subject to the conditions of the exchange offer.

     Unless otherwise indicated below under "Special Issuance Instructions," please issue the Arch common stock and Vast Class B common stock with respect to senior subordinated notes accepted for exchange, and/or principal amount of senior subordinated notes not tendered or not accepted for exchange, in the name of the registered holder(s) appearing above under "Description of Senior Subordinated Notes." In addition, unless otherwise indicated below under "Special Delivery Instructions," please mail the Arch common stock and Vast Class B common stock with respect to senior subordinated notes accepted for exchange, and/or any senior subordinated notes for any principal amount not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the registered holder(s) at the address(es) appearing above under "Description of Senior Subordinated Notes." If both the "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Arch common stock and Vast Class B common stock with respect to senior subordinated notes accepted for exchange, and/or any senior subordinated notes for any principal amount not tendered or accepted for exchange, in the name of, and send Arch common stock and Vast Class B common stock and/or senior subordinated notes to, the person(s) so indicated. The undersigned recognizes that neither PageNet nor Arch has any obligation pursuant to the "Special Issuance Instructions" to transfer any senior subordinated notes from the name(s) of the registered holder(s) thereof if neither PageNet nor Arch accept for exchange any of the senior subordinated notes so tendered.

             ------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 6 and 7)

        To be completed ONLY if the Arch common stock and Vast Class B common stock with respect to senior subordinated notes accepted for exchange is to be issued, or certificates for senior subordinated notes for principal amounts not tendered or not accepted for exchange are to be reissued, in the name of someone other than the undersigned.

   Issue:

   [ ] Arch common stock and Vast Class B common stock and/or
   [ ] Senior subordinated notes

   To:

   Name
   ----------------------------------------------
                             (Please Type or Print)

   Address
   --------------------------------------------

   ------------------------------------------------------

             ------------------------------------------------------
                                                             (Zip Code)

             ------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

             ------------------------------------------------------
             ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 7)

        To be completed ONLY if the Arch common stock and Vast Class B common stock with respect to senior subordinated notes accepted for exchange, or any certificates for senior subordinated notes for principal amounts not tendered or not accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing above under "Description of Senior Subordinated Notes."

   Mail:

   [ ] Arch common stock and Vast Class B common stock and/or
   [ ] Senior subordinated notes

   To:

   Name
   ----------------------------------------------
                             (Please Type or Print)

   Address
   --------------------------------------------

   ------------------------------------------------------

             ------------------------------------------------------
                                                             (Zip Code)

             ------------------------------------------------------

                                HOLDER SIGN HERE

           (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE BOTTOM HEREOF)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:
------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on senior subordinated notes or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other person(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title)
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone No.
--------------------------------------------------------------------------
Tax Identification or Social Security No.
---------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (Please Type or Print)

Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone No.
--------------------------------------------------------------------------
Dated:
------------------------------

              CONSENT OF REGISTERED HOLDER TO PROPOSED AMENDMENTS

If certificates for senior subordinated notes are being delivered and the holder signing above is not the registered holder of such senior subordinated notes, the registered holder(s) must complete the applicable information above and sign below. Pursuant to the exchange offer the undersigned registered holder(s) of the senior subordinated notes indicated above hereby consent(s) to the proposed amendments to the indenture in response of such senior subordinated notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Signature(s) of Registered Holder(s)

Dated:
------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on senior subordinated notes or on a security position listing. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other person(s) acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone No.
--------------------------------------------------------------------------

Tax Identification or Social Security No.
---------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

Area Code and Telephone No.
--------------------------------------------------------------------------

Dated
------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this letter of transmittal must be guaranteed by an eligible institution unless (A) the senior subordinated notes tendered hereby are tendered by a registered holder(s) of the senior subordinated notes who has (have) not completed either the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter of transmittal or (B) the senior subordinated notes are tendered for the account of an eligible institution.

     2. Delivery of this Letter of Transmittal and Senior subordinated notes. This letter of transmittal is to be used if senior subordinated notes tendered hereby are enclosed herewith. A valid tender of senior subordinated notes shall constitute a consent to the proposed amendments to the indenture. CERTIFICATES FOR ALL PHYSICALLY DELIVERED SENIOR SUBORDINATED NOTES, OR A CONFIRMATION OF A BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY OF ALL SENIOR SUBORDINATED NOTES DELIVERED ELECTRONICALLY, AS WELL AS A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR MANUALLY-SIGNED FACSIMILE THEREOF OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION DATE. The "expiration date" will be 12:00 midnight, New York City
time, on             , 2000 unless extended by PageNet and Arch, in their sole
discretion, in which event the term "expiration date" shall mean the latest time and date as so extended. PageNet and Arch expressly reserve the right, at any time or from time to time, to extend the expiration date by giving oral or written notice of such extension to the exchange agent and by making a public announcement of such extension.

     Holders whose senior subordinated notes are not immediately available or who cannot deliver senior subordinated notes and all other required documents to the Exchange Agent prior to the expiration date may tender their senior subordinated notes by properly completing, and duly executing, the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the prospectus under "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents -- Guaranteed Delivery Procedures." Pursuant to such procedures, (A) such tender must be made by or through an eligible institution,
(B) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the exchange agent prior to the expiration date and (C) all tendered senior subordinated notes, or a confirmation of a book-entry transfer into the exchange agent's account at the book-entry transfer facility of all senior subordinated notes delivered electronically, as well as a properly completed and duly executed letter of transmittal (or manually- signed facsimile thereof or, in the case of a book-entry transfer, an agent's message), with any required signature guarantees and all other required documents, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the prospectus under "Procedure for Tendering Senior Subordinated Notes and Delivery of Consents."

     Unless the senior subordinated notes tendered are deposited with the exchange agent prior to the expiration date (accompanied by a properly completed letter of transmittal and any other documents required by this letter of transmittal) or tendered pursuant to the guaranteed delivery procedures set forth above, PageNet may, at its option, reject such tender. Issuance of Arch common stock and Vast Class B common stock in exchange for senior subordinated notes will be made only against deposit of the tendered senior subordinated notes. If less than the entire principal amount of any senior subordinated notes evidenced by a submitted certificate is tendered, the tendering holder of senior subordinated notes should fill in the principal amount tendered in the appropriate box above with respect to the deposit being made, but only to the extent of the principal amount of senior subordinated notes being tendered. The exchange agent will then return to the tendering holder (unless otherwise requested by the holder under "Special Delivery Instructions" above), as promptly as practicable following the expiration date, senior subordinated notes in principal amount equal to the portion of such delivered senior subordinated notes not tendered. The entire principal amount of all senior subordinated notes, as the case may be, deposited with the exchange agent will be deemed to have been tendered unless otherwise indicated.

     The method of delivery of senior subordinated notes, this letter of transmittal (or manually-signed facsimile hereof) and any other required documents is at the option and risk of the tendering holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, we recommend that you use an overnight or hand delivery service. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this letter of transmittal (or manually-signed facsimile hereof), waive any right to receive notice of acceptance of their senior subordinated notes for exchange.

     Only a registered holder of senior subordinated notes may consent to the proposed amendments to the indenture. Any beneficial owner of senior subordinated notes who is not the registered holder must arrange with the registered holder to execute and deliver the consent on his or her behalf. The registered holder may provide such consent either by executing the "Consent of Registered Holder to Proposed Amendments" box provided herein or by executing a separate consent substantially in the form of such "Consent of Registered Holder to Proposed Amendments." In either case, the signature of the registered holder must be guaranteed by an eligible institution.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the principal amount of the senior subordinated notes to which this letter of transmittal relates should be listed on a separate signed schedule attached hereto.

     4. Withdrawal of Tender. Holders who tender senior subordinated notes pursuant to the exchange offer may withdraw tenders of senior subordinated notes at any time before 12:00 midnight, on the expiration date, except as otherwise provided below.

     To withdraw a tender of senior subordinated notes, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address as set forth in this prospectus before 12:00 midnight, New York City time, on the expiration date. Any such notice of withdrawal must:

     - specify the name of the holder who deposited the notes to be withdrawn;

     - identify the notes to be withdrawn, including the certificate number(s) and principal amount of such notes; and

     - be signed by such holder in the same manner as the original signature on the letter of transmittal by which the notes were tendered, including any required signature guarantees.

     If senior subordinated notes have been tendered pursuant to the procedures for book-entry transfers any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn senior subordinated notes and must otherwise comply with The Depository Trust Company's procedures.

     PageNet will determine, in its sole discretion, all questions as to validity, form and eligibility of withdrawal notices including the time of receipt. PageNet's determination will be final and binding on all parties. Any withdrawn senior subordinated notes will not be deemed to be validly tendered for purposes of the exchange offer and no shares of common stock will be issued in exchange for them unless the withdrawn senior subordinated notes are later validly retendered. Properly withdrawn senior subordinated notes may be retendered by following one of the procedures described herein at any time before the expiration date.

     PRIOR TO THE EXPIRATION DATE A WITHDRAWAL OF THE TENDER OF A SENIOR SUBORDINATED NOTE WILL ALSO EFFECT A REVOCATION OF A CONSENT TO THE PROPOSED AMENDMENTS. Consents to the proposed amendments to the indentures cannot be revoked after the expiration date.

     5. Partial Tenders. Holders may elect to tender their senior subordinated notes in whole or in part. A partial tender shall constitute consent to the proposed amendments to the extent of the principal amount of senior subordinated notes being tendered. If less than the entire principal amount of senior subordinated notes evidenced by a certificate is to be tendered, fill in the principal amount that is to be tendered in part in the box entitled "Principal Amount Tendered" above. In such case, a new certificate for the principal amount of senior subordinated notes not so tendered will be sent to such holder, unless otherwise provided in the appropriate box of this letter of transmittal, as soon as practicable after the expiration date. The entire principal amount of senior subordinated notes represented by a certificate delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

     6. Signatures on this Letter of Transmittal; Bond Powers and
Endorsements. If this letter of transmittal is signed by the registered holder(s) of the senior subordinated notes tendered hereby, the signature must correspond with the name as written on the face of the senior subordinated notes without alteration, enlargement or any change whatsoever.

     If any of the senior subordinated notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

     If any senior subordinated notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal and any necessary accompanying documents as there are different registrations.

     If the certificates for senior subordinated notes are registered in the name of a person other than the signer of a letter of transmittal, then, in order to tender such notes pursuant to the exchange offer, the certificates representing such senior subordinated notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of such holder or holders appear on the certificates, with the signatures on the certificates or bond powers guaranteed as provided below.

     If this letter of transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to PageNet of their authority so to act must be submitted.

     7. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which the Arch common stock and Vast Class B common stock, with respect to senior subordinated notes accepted for exchange, or senior subordinated notes for principal amounts not exchanged or not tendered, are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the tax identification or Social Security number of the person named must also be indicated.

     8. Waiver of Conditions. PageNet reserves the right upon certain limited conditions specified in the prospectus under the heading "The Exchange Offer
 -- Conditions," to waive certain of the specified conditions of the exchange offer, in whole at any time or in part from time to time, in the case of any senior subordinated notes tendered hereby. See "The Exchange
Offer -- Conditions" in the prospectus.

     9. Transfer Taxes. PageNet shall pay all transfer taxes, if any, applicable to the transfer and exchange of senior subordinated notes to it or its order pursuant to the exchange offer. If, however, delivery of Arch common stock and Vast Class B common stock with respect to senior subordinated notes accepted for such exchange and/or senior subordinated notes for principal amounts not tendered are to be made to, or are to be registered or issued in the name of, any person other than the registered holder of the senior subordinated notes tendered hereby, or if tendered senior subordinated notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of senior subordinated notes to PageNet or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder.

     10. Replacement Notes. If a holder desires to tender senior subordinated notes pursuant to the exchange offer but is unable to locate the senior subordinated notes to be tendered, such holder should write to or telephone the
trustee under the indenture,           ,           ,           , Attn:
          ,
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(800)           -           , about procedures for replacing senior subordinated
notes or arranging for indemnification. Letters of transmittal should not be sent to the trustee under the indenture but to the exchange agent as described above.

     11. Substitute Form W-9. Each tendering holder is required to provide the exchange agent with a correct taxpayer identification number on Substitute Form W-9 which is provided under "Important Tax Information" below, and, if applicable, to indicate that the holder is not subject to backup withholding. Failure to provide the information on the form for an adequate basis for exemption may subject the tendering holder to a $50 (or greater) penalty imposed by the Internal Revenue Service, and 31% backup withholding on the payments made to the holder or other payee with respect to senior subordinated notes exchanged pursuant to the exchange offer. The box in Part 3 of the Form W-9 may be checked if the tendering holder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a taxpayer identification number within sixty days, 31% of any payments may be withheld until a taxpayer identification number is provided to the exchange agent.

     12. Requests for Assistance and Additional Copies. Request for assistance or for additional copies of the prospectus, this letter of transmittal, the Notice of Guaranteed Delivery and/or Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, may be directed to the information agent at the address and telephone numbers set forth below:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                             Phone: (212) 750-5833
                              Fax: (212) 750-5799

     Important: For a tender of senior subordinated notes to be valid, this letter of transmittal (or manually-signed facsimile hereof), together with the senior subordinated notes and all other required documents, or a Notice of Guaranteed Delivery, must be received by the exchange agent prior to the expiration date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered senior subordinated notes are accepted for exchange is required by law to provide the exchange agent with such holder's correct taxpayer identification number on Substitute Form W-9 below. If the exchange agent is not provided with the correct taxpayer identification number, the holder or other payee may be subject to a $50 (or greater) penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder or other payee with respect to senior subordinated notes exchanged pursuant to the exchange offer may be subject to backup withholding at a rate of 31%.

     Certain holders of senior subordinated notes (including, among others, all corporations and certain foreign individuals) are not generally subject to these backup withholding and reporting requirements. In order for a foreign person to qualify for exemption from U.S. withholding taxes, that holder must submit to the exchange agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that person's exemption from withholding taxes. Forms W-8 can be obtained from the exchange agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     By tendering senior subordinated notes pursuant to the exchange offer, a holder that does not comply with the conditions described above authorizes the exchange agent to withhold payment otherwise due so as to enable it to satisfy its backup withholding obligation. Pursuant to the backup withholding provisions of federal income tax law, unless the conditions described above are satisfied, the exchange agent will
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withhold an amount of any cash payable to a tendering holder of senior subordinated notes pursuant to the exchange offer that will enable the exchange agent to remit the appropriate amount of backup withholding due to the Internal Revenue Service with respect to the exchange. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be sought from the Internal Revenue Services.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a holder or other payee with respect to senior subordinated notes exchanged pursuant to the exchange offer, the holder is required to notify the exchange agent of the holder's correct taxpayer identification number by completing the form below, certifying that the taxpayer identification number provided on Substitute From W-9 is correct (or that such holder is awaiting a taxpayer identification number) and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the exchange agent the taxpayer identification number (e.g., Social Security number or employer identification number) of the registered holder of the senior subordinated notes. If the senior subordinated notes are in more than one name are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, included in the materials sent herewith, for additional guidance on which number to report.

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